Rule 497(e)
Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

EMERGING MARKETs equity select ETF

First Trust S-NETWORK E-COMMERCE ETF

(each a “Fund”)

Supplement to each Fund’s Prospectus
and Statement of Additional Information

June 12, 2023

Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, effective as of the date set forth above, The Bank of New York Mellon, a New York banking corporation (“BNYM”), having its principal office and place of business at 240 Greenwich Street, New York, New York, 10286, shall replace Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, Massachusetts, 02110, and serve as administrator, fund accounting agent, transfer agent, and custodian for each Fund; provided, however, that BBH shall remain as custodian for each Fund for certain assets.

The Trust has appointed BNYM to serve as the Funds’ administrator, fund accounting agent and transfer agent pursuant to a fund administration and accounting agreement (the “FAA Agreement”) and a transfer agency and service agreement (the “TA Agreement” and together with the FAA Agreement, the “Administrative Agency Agreements”). As administrator, BNYM shall provide various administrative services set forth in the FAA Agreement. As the fund accounting agent, BNYM shall provide various valuation and computation services set forth in the FAA Agreement. As the transfer agent, BNYM shall be responsible for processing the issuance and redemption of Creation Units, the recording of such issuances and redemptions and other related services set forth in the TA Agreement.

The Trust has also appointed BNYM to serve as the Funds’ custodian pursuant to a custody agreement (the “Custodian Agreement”); provided, however, that BBH shall remain as custodian for each Fund for certain assets. Pursuant to the terms of the Custodian Agreement, BNYM shall be generally responsible for the safekeeping of the Funds’ assets and performing various other administrative duties set forth in the Custodian Agreement. As set forth in the Administrative Agency Agreements and Custodian Agreement, the Trust, on behalf of the Funds, has agreed to indemnify BNYM against, and hold it harmless from, certain losses, claims, liabilities and expenses arising out of BNYM’s performance of its obligations and duties under the Administrative Agency Agreements and Custodian Agreement, provided that such losses, claims, liabilities and expenses did not result from BNYM’s negligence, bad faith, willful misconduct, or reckless disregard in the performance of such obligations and duties.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE